UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 31, 2017

Heritage Oaks Bancorp

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 31, 2017, Heritage Oaks Bancorp (NASDAQ:HEOP) (the “Company”) held a publicly available telephone conference call to discuss its fiscal 2016 fourth quarter earnings results. An archived version of the conference call webcast is available on the Investor Relations section of the Company’s website www.heritageoaksbank.com.

The information in this Current Report on Form 8-K and in the exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 8.01. Other Events.

A copy of the transcript from the call is attached to this Form 8-K as Exhibit 99.1. The only information contained in this Form 8-K being filed for the purposes of Rule 425 of the Securities Act is the information relating to the announced merger between the Company and Pacific Premier Bancorp contained in the transcript from the call furnished herewith as Exhibit 99.1 and being filed under this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Copy of transcript from January 31, 2017 fiscal fourth quarter earnings results conference call

This Form 8-K and the transcript furnished herewith, contain “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements. All statements other than statements of historical fact are “forward looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to help identify forward looking statements. Forward looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions, which expectations and assumptions could prove wrong. Forward looking statements are subject to a number of risks and uncertainties that could cause the Company’s actual results to differ materially and adversely from those contemplated by the forward looking statements. The Company cautions you against relying on any of these forward looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward looking statements, include the following: renewed softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or recent changes in interest rates on our net interest margin; our ability to complete the announced merger with Pacific Premier Bancorp, Inc. (“PPBI”) in a timely manner, if at all, and the possibility that the anticipated benefits of the merger with PPBI are not realized when expected or at all; our ability to attract and retain qualified employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber-attack; any compromise in the secured transmission of personal, financial and/or confidential information over public networks; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides, and wildfires that may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and/or the values of collateral securing loans; and the possibility of an unfavorable ruling in a legal matter, and the potential impact that it may have on earnings, reputation, or the Company’s operations.

Additional information on these risks and other factors that could affect operating results and financial condition are detailed in reports filed by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed by the Company with the U.S. Securities and Exchange Commission on March 4, 2016, and any subsequent filings with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2017

Heritage Oaks Bancorp

By:	/s/Jason Castle
Jason Castle
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of transcript from January 31, 2017 fiscal fourth quarter earnings results conference call